UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 2, 2006

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 2, 2006, Eagle Materials Inc., a Delaware corporation (“Eagle”), issued a press release (the “Press Release”) announcing that it has re-set the record date for Eagle’s Special Meeting of Stockholders for consideration of a proposal to amend Eagle’s Restated Certificate of Incorporation to eliminate Eagle’s dual class common stock structure to March 8, 2006. The Special Meeting will still be held on April 11, 2006. Holders of Eagle’s Common Stock and Eagle’s Class B Common Stock of record on March 8, 2006 will be entitled to vote on the proposal in person or by proxy at the Special Meeting of Stockholders to be held on April 11, 2006. The Press Release is filed pursuant to, and incorporated by reference in, this Item 8.01 as soliciting material pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated March 2, 2006 issued by Eagle Materials Inc. (re-setting record date for special meeting)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Arthur R. Zunker, Jr. Name: Arthur R. Zunker, Jr. Title: Senior Vice President–Finance and Treasurer

Date: March 2, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated March 2, 2006 issued by Eagle Materials Inc. (re-setting record date for special meeting)